SkyHarbour

AVIATION • INFRASTRUCTURE • REAL ESTATE

Business Combination with Yellowstone Acquisition Company (NASDAQ: YSAC, YSACU and YSACW)



DISCLAIMER

Forward-looking Statements

This presentation made by Sky Harbour LLC (the "Company," "we," "us," or "our") and Yellowstone Acquisition Company ("Yellowstone") related to the proposed business combination between the Company and Yellowstone (the "Business Combination") contains statements which constitute "forward-looking statements". All statements other than statements of historical fact included or incorporated by reference in this document are forward-looking statements, including, without limitation, statements regarding the Company's plans, objectives, goals, intentions, projections, strategies, future events or performance, and underlying assumptions. The words "may," "if," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "continue," "forecast," "intend," "promote," "seek," and similar words and expressions are generally used and intended to identify forward-looking statements. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. You should carefully consider the "Risk Factors" set forth in Yellowstone's Registration Statement on S-1, in its Annual Report on Form 10-K and in its proxy statement related to the Business Combination, when available, as well as the other disclosure contained in Yellowstone's filings from time-to-time with the Securities and Exchange Commission ("SEC"). Readers are cautioned not to place undue reliance on forward looking statements and the Company and Yellowstone can give you no assurances as to the Company's ability to achieve its expectations.

Certain of those factors include, but are not limited to: (i) the parties ability to satisfy the conditions to the completion of the proposed business combination and related transactions, including stockholder approval of the business combination and related proposals, completion of the Company's anticipated bond financing and satisfaction of minimum cash requirements; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement between the parties; (iii) the effect of the announcement or pendency of the proposed business combination on the Company's business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts the Company's current plans and operations; (v) risks related to diverting management's attention from the Company's ongoing business operations; (vi) potential litigation that may be instituted against the Company or Yellowstone or their respective directors or officers related to the proposed acquisition or the business combination agreement and related transactions; (viii) risks relating to the uncertainty of the projected financial information with respect the Company; (ix) risks related to the Company's limited operating history and early stage of operations; (x) the amount of the costs, fees, expenses and other charges related to the proposed business combination and (xi) the Company's ability to operate as a public company following the merger; and (xii) the Company's ability to execute it business and growth strategy and complete acquisitions of additional properties.

All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that the indicated results or events will not be realized. We caution you not to unduly rely on any forward-looking statement(s).

This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.

Further, Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of the Company expects to raise capital through a municipal bond offering. That bond offering is being made through a Preliminary Offering Statement ("POS"), which contains a number of disclosures regarding the Bond Borrower and its subsidiaries, which will comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Yellowstone or the Company.

DISCLAIMER

Important Information for Investors and Stockholders

This presentation may be deemed to be solicitation material in respect of the proposed business combination between the Company and Yellowstone. In connection with the proposed acquisition, Yellowstone intends to file relevant materials with the U.S. Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. INVESTORS AND SECURITY HOLDERS OF YELLOWSTONE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC's website, http://www.sec.gov. The proxy statement is not currently available.

Use of Data

The data contained herein is derived from various internal and external sources. All of the market data in this presentation involves a number of assumptions and limitations and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no assumptions can be made as to the assumptions made within or the accuracy or completeness of any projections or modelling or any other information contained herein.

Participation is Solicitation

The Company and Yellowstone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Yellowstone's security holders in connection with the proposed transaction. Information about Yellowstone's directors and executive officers and their ownership of Yellowstone's securities is set forth in Yellowstone's filings with the SEC. To the extent that holdings of the Company's securities have changed since the amounts printed in Yellowstone's Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement relating to the Business Combination, when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination or related transactions. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

MISSION: BUILD THE FIRST NATIONWIDE NETWORK OF HOME BASING SOLUTIONS FOR BUSINESS AVIATION



SKY HARBOUR – SNAPSHOT

Capitalizing on the long-standing supply and demand imbalance in business aviation infrastructure

Business

- Secure land at key US airfields
- Develop campuses of private hangars for business aviation
- Lease hangars and manage campuses

Goals

- 50+ airfields
- >400 Bps spread between cost of debt and NOI yield
- Capitalize on first mover advantage to remain largest player in US market

Team

- Entrepreneurial acumen
- Aviation industry and real estate development experience
- Capital markets expertise as competitive edge



Renderings are conceptual and Subject to Change

TRANSACTION OVERVIEW

Overview

- Business combination to raise equity proceeds toward the funding of 20 Sky Harbour airport hangar campus sites
- Pre-money equity value of $450MM, pro forma equity value of $777MM, based on Sources and Uses set forth below
- Target of $273MM gross cash proceeds inclusive of $138MM SPAC cash-in-trust, $100MM of PIPE target raise and $55MM Sponsor Pre-Pipe Investment
- Minimum Cash Value Condition of $150MM (inclusive of trust funds after redemptions)
- Sponsor Commitment of $100MM at transaction target price
- Sky Harbour shareholders rolling 100% equity ownership

Sources and Capitalization ($MM)	
SPAC Cash in Trust [1]	$138
Proceeds from PIPE Raise [2]	100
Existing Shareholder Rollover Equity	450
Sponsor SPAC Equity	34
Sponsor Pre-PIPE Investment [3]	55
Total Sources	$777

Uses ($MM)	
Cash to PF Balance Sheet	$273
Estimated Transaction Expenses	20
Equity Purchase Price	450
Sponsor SPAC Equity	34
Total Uses	$777

Pro Forma Valuation ($MM)	
Illustrative Share Price	$10.00
x Pro Forma Shares Outstanding (mm)	77.7
Pro Forma Equity Value	$777

Pro Forma Ownership



Sponsor SPAC Equity 11%
PIPE Equity 13%
SPAC Shareholders 18%
Sky Harbour Shareholders 58%

[1] Assumes no redemptions by SPAC shareholders
[2] A PIPE fundraise marketing process is expected to be conducted in September 2021. No assurance can be given that these funds will be raised and that the minimum cash condition to the Business Combination Agreement of $150MM will be met
[3] Excludes contingent addition $45MM "backstop" investment by SPAC Sponsor

INVESTMENT HIGHLIGHTS

1. Proven market opportunity with recession-resistant demand drivers
2. Disruptive business model supported by clear advantages to customers and partners
3. Business structured to scale quickly in large addressable market
4. Significant barriers to entry
5. Best-in-class management team with real estate, aviation and capital markets expertise
6. Decisive cost of capital advantage
7. Potential for robust NOI yield and free cash flow generation
8. Considerable option value beyond business aviation
9. Attractive opportunity in a high-growth sector




N747
CITATION
XLS+

SkyHarbour

HOME-BASING: A WIN-WIN FOR ALL STAKEHOLDERS



Sky Harbour Tenants Get

- Privacy and Security
- Efficiency of Operations
- Shortest Time to Wheels-Up
- Dedicated Line Service
- No Wait Times
- Tailored Service
- Landside Drive-In Access
- Aircraft Value Preservation
- No Hangar Rash
- No Foam Dumps
- No Condensation
- In-Hangar Maintenance 24/7
- Competitive pricing with reduced fuel costs offsetting higher rental fees

Airport Sponsors Get

- High Sponsor Revenues
- Low Environmental Impact
- Low Noise Impact
- Long-Life Valuable Asset
- Symbiotic Offering to FBOs

Superior offering for home-based aircraft

EXECUTIVE TEAM MATCHED TO MISSION

Tal Keinan
SkyHarbour Founder, CEO

Francisco Gonzalez
SkyHarbour CFO

Alex Saltzman
SkyHarbour COO

Tim Johnson
SkyHarbour SVP Corp-Dev

Millie Becker
SkyHarbour Director of Sales

Peter Rusnak
SkyHarbour VP Operations

Tim Herr
SkyHarbour VP Development

DISRUPTING BUSINESS AVIATION INFRASTRUCTURE



COVID-19 PANDEMIC FUELING PRIVATE AVIATION BOOM



Record Demand for Private Jet Flights Set to Continue
Business Traveler
Blackstone, GIP Unite on $4.7 Billion Private Jet Deal
Bloomberg
Macquarie Infrastructure to sell unit Atlantic Aviation in $4.5 bln deal
REUTERS
How private aviation has become the new normal
International Airport
Private Jet Travel Heats up as Major U.S. Cities Fully Reopen
BARRON'S
Wheels Up revenue surges 68% amid robust demand for private jet travel
CNBC

SKY HARBOUR'S TOTAL ADDRESSABLE MARKET IS GROWING

US business jet fleet continues to grow

- Aircraft deliveries exceed retirements annually
- More aircraft deliveries increase demand for airport infrastructure dedicated to parking
- Aircraft storage space – whether in a hangar or on the tarmac - is a required expense for any aircraft owner
- While annual business jet deliveries fluctuate based on short-term economic drivers, all aircraft (old and new) need a Home Base
- More recently, pandemic-related impacts have accelerated demand for private aviation

Fleet growth drives hangar demand

Cumulative US Business Jet Fleet


34% increase
Business Jet Count, United States
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: JETNET data as of December 2020

BUSINESS AIRCRAFT FOOTPRINT GROWING FASTER THAN FLEET

More aircraft and proportionally more large aircraft driving accelerated demand for airport real estate

- Current generation of ultra-large business jets have a footprint that exceeds 11,000 square feet
- Larger aircraft drive an increased imbalance between storage supply and demand
- Larger aircraft feature greater tail heights which makes a portion of the currently available hangar facilities obsolete
- Available storage infrastructure supply is being curtailed at the same time customer demand is growing
- 27.5MM cumulative square feet, or 42%, added to the overall US fleet from 2010 to 2020
- 70% increase in total US demand for hangar space with greater than 24' height access from 2010 to 2020

Cumulative square footage of US business aviation fleet growing faster than number of aircraft in fleet

Cumulative US Business Aircraft Fleet Square Footage


90,000,000
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
42% Increase
70% Increase
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
24' Tail Square Footage
All General Aviation Square Footage

Source: JETNET data as of December 2020

BUSINESS AIRCRAFT BECOMING LARGER AND MORE EXPENSIVE

Owners of high-value aircraft prioritize value-retention, efficiency, security and privacy

- Hangared aircraft experience fewer incidents related to hangar rash, foam-dumps, condensation damage, inconsistent maintenance access, and time spent outdoors, protecting resale values
- Business jet owners attach a premium to time-to-wheels-up, a premium that typical grows with the cost of the aircraft
- Large-jet owners, particularly corporations, often seek control over access to their aircraft
- Large jet owners are the most likely to seek private boarding facilities versus public FBO terminals
- Large business jets often do not fit in community hangars due to tail-height and wingspan

Sky Harbour benefits from rising average aircraft values

		Footprint (ft²)	Estimated Value
Falcon 10X		~12,000	$75,000,000
Global 7500		~11,500	$75,000,000
Gulfstream G700		~11,250	$75,000,000
Gulfstream G650ER		9,940	$67,000,000
Global 6000		9,344	$62,000,000
Gulfstream G450		6,948	$15,000,000
Embraer Praetor 600		4,801	$21,000,000

Source: Company Filings, JETNET data as of December 2020

HANGAR SUPPLY CONSTRAINED

Airports in largest US cities see highest demand

- Economic output and business aircraft ownership and utilization are positively correlated
- Airports in major US markets are physically constrained

Virtually impossible to build or expand airports in major cities

Insufficient infrastructure on existing airports

- Airports often view their customers to be transient aircraft given fuel and landing fee revenues
- Home-based aircraft are an underserved market
- No national player addressing hangar infrastructure shortage

Significant hangar supply and demand imbalance in largest US markets


HANGARS IN HIGH DEMAND
SURVEYS CITE SCARCITY, WAITING LISTS, DEPOSITS
AOPA

BUSINESS AVIATION MARKET ATTRACTIVE TO INVESTORS

Sky Harbour benefits from the same macro drivers that have long attracted sophisticated investors


Post-COVID
Berkshire Hathaway Inc.
FlightSafety
Berkshire Hathaway Inc.
NETJETS
Atlantic
Mercury
Atlantic
Berkshire Hathaway Inc.
MARQUIS
Signature Aviation
LANDMARK AVIATION
CAE
BOMBARDIER
Business Aircraft Training
Blackstone
Signature Aviation
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2021
GENERAL DYNAMICS
Gulfstream
GENERAL DYNAMICS
JET AVIATION
The Carlyle Group
LANDMARK AVIATION
KKR
Atlantic
Aviation Infrastructure
Aviation Services
Aviation Asset Ownership

FRAMING SKY HARBOUR'S PEER SET

Industrial Real Estate

- Rexford Industrial
- PROLOGIS
- TERRENO
- STAG INDUSTRIAL
- MREIC

Public Storage

- Extra Space Storage
- CUBESMART self storage
- LifeStorage
- Public Storage

SkyHarbour

Aviation Infrastructure[1]

- ATLANTIC
- Signature AVIATION
- SHELTAIR
- ROSS AVIATION

Specialty Real Estate

- Safehold
- americold

[1] Currently all private companies. Signature Aviation transaction completed June 1, 2021. Atlantic Aviation, part of Macquarie Infrastructure Corp., transaction announced June 7, 2021.

SKY HARBOUR – PHYSICAL OFFERING

Total Privacy. Uncompromising Quality. Full Suite of Features.

- Unparalleled Ownership Experience
  - Tenant-Exclusive Hangar
  - Unfettered Airside Access
    - No Transient Ramp Traffic
  - Direct Landside Access with Indoor Parking
  - Adjoining Lounge and Office
  - Accommodates Largest Business Aircraft
    - Main Door Threshold Height: 28'
    - Main Door Threshold Width: 108'
- Generous Technical Features
  - No-Foam Fire Suppression
  - High-Volume Air Circulation and Humidity Control
  - High-Gloss Crystalline Densified Flooring
  - High Efficiency LED Lighting (Daylight+)
  - Accommodates Scissor Lifts, Cranes, and Fall Protection
  - High-Voltage Connections: 480V, 240V, 120V
  - Integrated Drainage (Handles all detailing solvents)



SKY HARBOUR – SERVICE OFFERING

24/7 On-Demand Service Dedicated Exclusively to Sky Harbour Tenants

No Competition with Transient Traffic

Dedicated Services

- Aircraft Towing
- Aircraft Fueling
- Potable Water
- Ice
- Lavatory Service
- Baggage Handling
- DC Ground Power
- Cleaning
- Smart Hangar app
  - Remote Monitoring
  - Remote Access Control
  - Remote Environmental Control
  - Real-time and Stored Video
  - Optional Real-Time Messaging Alerts


SkyHarbour
Hangar Lights
Hangar Fan
Hangar Temperature

BUSINESS OVERVIEW



BUILDING THE SKY HARBOUR PORTFOLIO

Leveraging first-mover advantage in an under-invested aviation segment

SkyHarbour

5 Attractive Unit Economics[1,2,3]

- Target Development Cost: $200 / ft²
- Target Average Annual Rent: $28 / ft²
- Target NOI Yield: 12%

4 Lease

- Diversified tenant mix and staggered lease durations provide cash flow resiliency
- High quality tenant mix includes corporations, charter operators, private owners and government entities

3 Construct

- Proprietary, standard design, prefabricated building lowers costs and minimizes development risk
- Costs decline with scale and value engineering advances
- Easy implementation of refinements across entire portfolio, improving offering and lowering development costs over time

2 Finance

- Access to low-cost, permanent capital debt financing through Private Activity Bond (PAB) Financing
- 30-year fixed rate debt at comfortable terms; easily scalable as airfield portfolio grows
- PAB leverage increases and interest rate spreads decline with size and diversification of Obligated Group

1 Secure

- Proprietary targeting and acquisition model provides advantage over other airport operators
- Targeting 50 initial airfields in major metro areas where supply / demand imbalance is the greatest and land is constrained
- Secure long-term leases (most land on publicly owned airports can only be leased long-term vs acquired as fee-simple property)
- Sky Harbour has significant advantage and experience in finding and securing land on coveted airfields



[1] *Unit economics are provided for illustrative purposes to demonstrate targeted performance.*
[2] *Actual performance may not achieve these targets.*
[3] *Unit economics also do not include all costs that will be necessary to implement business plan and operate business, and are not indicative of targeted consolidated results.*

ADVANTAGES TO SKY HARBOUR TENANTS

1. **Exclusive Space**
   Members never compromise on positioning and never park outside
2. **Hangar Rash Virtually Eliminated**
   Aircraft is only moved when needed and is only handled by the dedicated and certified Sky Harbour line service crew
3. **Security**
   Sky Harbour members and their Flight Departments control access and monitor all activity through the Sky Harbour Smart Hangar App
4. **Environmental Control**
   Hangars feature climate control, mitigating water condensation and associated corrosion
5. **Exclusive Line Service**
   Best-in-industry line crews are dedicated exclusively to Sky Harbour members, offering uniquely responsive and flexible service
6. **Maintenance Access and Preflight Convenience**
   Hangars include all features required for routine maintenance, inspection and wet washing. Owner access is unfettered, including convenient land-side vehicle access with indoor parking, direct baggage loading and in-hangar passenger boarding
7. **Private Suites**
   Total privacy with elevated design including dedicated office, lounge, kitchen, restrooms, laundry and storage
8. **No-Foam Fire Suppression**
   Avoid chemical foam fire suppressant activation events with their associated expense, down-time and management distraction
9. **Fuel Rate Advantage with No Minimum Uplift Requirement**
   Provides significant operating savings to home-based tenants while not offered to transient users



ADVANTAGES TO OUR AIRPORT PARTNERS (SPONSORS)

1 Direct Revenue

- Ad Valorem tax receipts
- All tenants are based aircraft
- Typical tenant is a newer and larger aircraft

2 Low Impact

- Minimal to negative contribution to airport noise footprint
- Minimal to negative contribution to environmental footprint
- Minimal disruption to existing FBO pricing dynamics

3 Indirect Benefits

- Economic development and job creation
- Influx of businesses and new residents
- Aesthetic improvement of valuable public asset



INITIALLY TARGETING 50+ AIRFIELDS

Initial target airfields represent less than 2% of US NPIAS airfields

- 50 sites targeted
- First 20 sites financed by merger proceeds and bond issuance
- 5 sites currently in development


KAPA (Denver)
PHASE 1: 9/22
PHASE 2: 3/23
KBNA (Nashville)
PHASE 1: 1/21
PHASE 2: 5/22
KDVT
(Phoenix)
PHASE 1: 8/22
PHASE 2: 3/23
KSGR (Houston)
PHASE 1: 1/21
PHASE 2: 9/21
KOPF (Miami)
PHASE 1: 6/22
PHASE 2: 12/22
In Development

Source: FAA National Plan of Integrated Airport Systems

WELL-POSITIONED TO CAPTURE FUTURE BUSINESS OPPORTUNITIES

Sky Harbour is the logical partner for emerging Air Mobility and Logistics players – manned and unmanned

- Emerging UAM and drone logistics aircraft will likely require access to FAA-regulated ground infrastructure
- Only airports can accommodate manned-unmanned interface (Ex: Textron Sky Courier to FedEx drone) in single facility
- McKinsey & Co. argues for regional and business aviation airports providing the lion's share of UAM infrastructure
- Sky Harbour campus locations satisfy customer demands
  - Seamless interface between airside and landside logistics
  - Access to high-voltage infrastructure for charging
  - Minimal ancillary aircraft traffic, unlike FBOs

Significant upside to Sky Harbour's business model

Emerging Non-Traditional Aviation Infrastructure Users

FedEx, DHL, amazon Prime Air, BETA, wisk, ups, JOBY, ARCHER, INSITU A Boeing Company, EVE MOBILITY REIMAGINED, ELROY AIR, VOLOCOPTER, LILIUM, SCHIEBEL, TEXTRON Systems, UAV FACTORY, EHANG, VOLANSI, AV AeroVironment™

Source: McKinsey & Company, May 2021: 'Right in your backyard: Regional airports are an accessible and underused resource for future air mobility'

SkyHarbour

AVIATION • INFRASTRUCTURE • REAL ESTATE

